UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

(Amendment No. 3)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  July 17, 2007

VISUAL MANAGEMENT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-133936 (Commission File Number)	68-0634458 (IRS Employer Identification Number)
1000 Industrial Way North, Suite C Toms River, New Jersey 08755 (Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (732) 281-1355

(Former name or former address, if changed since last report)

Wildon Productions Inc.
702-3071 Glen Drive
Coquitlam, British Columbia
Canada  V3B 7RI

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

EXPLANATORY NOTE

This Form 8-K/A amends the Form 8-K filed by Visual Management Systems, Inc. on July 23, 2007, as amended on August 8, 2007 and October 26, 2007, to refile Exhibit 99.3 which sets forth revised pro forma financial information.

Item 9.01               FINANCIAL STATEMENTS AND EXHIBITS

(b)           PRO FORMA FINANCIAL INFORMATION

Pro Forma financial information giving effect to the merger of Visual Management Systems Holding, Inc. and VMS Acquisition Corp. is included herewith as Exhibit 99.3.

(c)           EXHIBITS

99.3	Pro Forma Financial Information. (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Visual Management Systems, Inc.
(Registrant)

By:	/s/ Jason Gonzalez
Name:	Jason Gonzalez
Title:	President and Chief Executive Officer

Dated:  January 29, 2008